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                                  EXHIBIT 10.8

                                 AMENDMENT NO. 2

                            Dated as of March 3, 2003

THIS AMENDMENT NO. 2 (the "Amendment") is entered into as of March 3, 2003 by and among EDUCATION FUNDING RESOURCES, LLC, (the "Issuer"), EDUCATION LENDING SERVICES, INC. (the "Master Servicer"), CORPORATE RECEIVABLES CORPORATION and CORPORATE ASSET FUNDING COMPANY, INC. (each a "Conduit Lender"), the financial institutions party to the "Indenture" (as defined below) from time to time as "Committed Lenders (each a "Committed Lender" and, together with the Conduit Lenders, the "Lenders"), CITICORP NORTH AMERICA, INC. ("CNAI") as agent for the Lenders (the "Agent") and FIFTH THIRD BANK, as indenture trustee (the "Indenture Trustee") and as eligible lender trustee (the "Eligible Lender Trustee"). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.

                             PRELIMINARY STATEMENTS

         A. The Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee are parties to that certain Indenture dated as of October 18, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture").

         B. The Issuer has requested that the Lenders and the Agent amend the Indenture and the Lenders and the Agent have agreed to amend the Indenture on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Indenture. Effective as of the "Amendment Effective Date" (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

         (a) The definition of "Commitment" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

                  " `Commitment' means the obligation of a Committed Lender to make Advances pursuant to the Agreement in an amount not to exceed, in aggregate, the amount set forth opposite such Committed Lender's name on the signature pages to Amendment No. 2, dated as of March 3, 2003, to the Agreement, as such amount may be modified from time to time in accordance with the terms of the Agreement."

         (b) The definition of "Program Limit" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

         " `Program Limit' means (i) for the period from (and including) March 3, 2003 to (but excluding) April 30, 2003, an amount equal to $1,000,000,000 and (ii) otherwise, $500,000,000."

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         SECTION 2. Effective Date. This Amendment shall become effective, as of the date first above written (the "Amendment Effective Date"), upon receipt by the Agent of (i) six (6) copies of this Amendment duly executed by each of the Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee, (ii) a replacement Note (the "Replacement Note"), substantially in the form of Exhibit I hereto, executed by the Issuer, (iii) a secretary's certificate from each of the Issuer and the Master Servicer certifying resolutions for the Issuer and the Master Servicer approving the execution and delivery of the Amendment and the Replacement Note and (iv) an amendment fee in an amount equal to $35,000 in immediately available funds
(which shall be fully earned and non-refundable as of the date paid).

         SECTION 3. Covenants, Representations and Warranties of the Issuer and the Master Servicer.

         3.1 Upon the effectiveness of this Amendment, the Issuer and the Master Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

         3.2 As of the Amendment Effective Date, each of the Issuer and the Master Servicer represents and warrants to the Lenders and the Agent that:

         (a) the representations and warranties made by it in the Indenture are true and correct with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

         (b) after giving effect to the amendments and waivers contained herein, no Unmatured Event of Termination or Event of Termination exists or will result from the execution of this Amendment;

         (c) no event or circumstance has occurred since October 18, 2002 that has resulted, or could reasonably be expected to result in a Material Adverse Change;

         (d) each of the Indenture and this Amendment has been duly authorized by proper corporate proceedings of the Issuer and the Master Servicer and constitutes the legal, valid and binding obligation of the Issuer and the Master Servicer enforceable against the Issuer and the Master Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies; and

         (e) this Amendment does not affect the enforceability of the Indenture against the Issuer or the Master Servicer, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

         SECTION 4. Effect on the Indenture.

         4.1 On and after the Amendment Effective Date, each reference in the Indenture to "this Indenture", "this Agreement", "hereunder", "hereof", "herein" or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and

                                      -2-

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other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended hereby. The Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         4.3 Each party hereto agrees and acknowledges that this Amendment constitutes a "Transaction Document" under and as defined in the Indenture.

         SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

         SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Issuer, the Master Servicer, the Lenders, the Agent, the Indenture Trustee, the Eligible Lender Trustee and their respective successors and assigns.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 9. Agent's Expenses. The Issuer agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

         SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

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         SECTION 11. No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Issuer and the Master Servicer that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Issuer or the Master Servicer. The Agent's and the Lenders' rights to require strict performance with all of the terms and conditions of the Indenture and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                          EDUCATION FUNDING RESOURCES, LLC,
                                          as Issuer

                                          By: /s/ Perry D. Moore
                                              ------------------
                                          Name: Perry D. Moore
                                          Title: SVP - Finance


                                          EDUCATION LENDING SERVICES, INC.,
                                          as Master Servicer

                                          By: /s/ Perry D. Moore
                                              ------------------
                                          Name: Perry D. Moore
                                          Title: SVP - Finance

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                                          CORPORATE RECEIVABLES CORPORATION,
                                          as Conduit Lender

                                          By:  CITICORP NORTH AMERICA, INC.,
                                               its attorney-in-fact

                                          By: /s/ Roger W. Saylor
                                              -------------------
                                          Name: Roger W. Saylor
                                          Title: Vice President

                                          CORPORATE ASSET FUNDING COMPANY, INC.,
                                          as Conduit Lender

                                          By:  CITICORP NORTH AMERICA, INC.,
                                               its attorney-in-fact

                                          By: /s/ Roger W. Saylor
                                              -------------------
                                          Name: Roger W. Saylor
                                          Title: Vice President

Commitments:

(i) during the period from (and           CITIBANK, N.A.,
including) March 3, 2003 to               as Committed Lender with respect to
(but excluding) April 30, 2003,           Corporate Receivables Corporation
$500,000,000 and (ii) otherwise,
$250,000,000

                                          By: /s/ Roger W. Saylor
                                              -------------------
                                          Name: Roger W. Saylor
                                          Title: Vice President


(i) during the period from (and           CITIBANK, N.A.,
including) March 3, 2003 to               as Committed Lender with respect to
(but excluding) April 30, 2003,           Corporate Asset Funding Company, Inc.
$500,000,000 and (ii) otherwise,
$250,000,000

                                          By: /s/ Roger W. Saylor
                                              -------------------
                                          Name: Roger W. Saylor
                                          Title: Vice President

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                                          CITICORP NORTH AMERICA, INC.,
                                          as Agent

                                          By: /s/ Roger W. Saylor
                                              -------------------
                                          Name: Roger W. Saylor
                                          Title: Vice President


                                          FIFTH THIRD BANK,
                                          as Indenture Trustee and as Eligible
                                          Lender Trustee

                                          By: /s/ Brian J. Gardner
                                              --------------------
                                          Name: Brian J. Gardner
                                          Title:  AVP & Sr. Trust Officer

Acknowledged and Agreed to
as of the date first written above:

CITIBANK, N.A.,
as Letter of Credit Provider

By:  /s/ Roger W. Saylor
     -------------------
Name:  Roger W. Saylor
Title:  Vice President

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                                      NOTE

$1,000,000,000                                                     March 3, 2003

         FOR VALUE RECEIVED, the undersigned, EDUCATION FUNDING RESOURCES, LLC (the "Issuer"), hereby promises to pay to the order of CITICORP NORTH AMERICA, INC., as Agent for the Lenders (the "Agent") described below on or before the Maturity Date (as defined in the Indenture referred to below), the principal amount of ONE BILLION DOLLARS AND 00/100 ($1,000,000,000), or, if less, the aggregate unpaid principal amount of all of the Advances (as defined in the Indenture, dated as of October 18, 2002, among the Issuer, the Lenders party thereto, Citicorp North America, Inc., as Agent, Fifth Third Bank, as Indenture Trustee and as Eligible Lender Trustee, and Education Lending Services, Inc. as Master Servicer (as the same may have been and may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture")) made by the Lenders to the Issuer pursuant to the Indenture (as shown in the records of the Agent or, at the Agent's option, on the schedule attached hereto and any continuation thereof). Each Advance shall be payable from time to time in amounts as provided in the Indenture, and in any event shall be payable on the Maturity Date. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Indenture.

         The undersigned also promises to pay interest on the unpaid principal amount of each Advance evidenced by this Note from the date of such Advance until such Advance is paid in full, at the rates and payable on the dates specified in the Indenture.

         This Note evidences indebtedness incurred as Advances under, and is entitled to the benefits of, the Indenture, to which Indenture reference is hereby made for a statement of its terms and conditions, including those under which the maturity of this Note may be accelerated. Upon the occurrence of an Event of Termination as specified in the Indenture, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable.

         This Note is secured by and entitled to the benefits specified in
Section 1.03 of the Indenture, and reference is hereby made to such Section 1.03 for a description of the nature and extent of the collateral and the rights of the parties to and beneficiaries of the Indenture in respect of such collateral.

         In addition to and not in limitation of the foregoing and the provisions of the Indenture, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay on demand all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

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         The principal amount of this Note includes the indebtedness heretofore evidenced by that certain Note dated as of January 3, 2003 (the "Existing Note") made by the Issuer to the order of the Agent in the stated amount of $750,000,000 and to the extent such indebtedness is included in this Note, this Note (i) merely re-evidences the indebtedness heretofore evidenced by the Existing Note, (ii) is given in substitution for, and not as payment of, the Existing Note and (iii) is in no way intended to constitute a novation of the Issuer's indebtedness which was evidenced by the Existing Note.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

                                          EDUCATION FUNDING RESOURCES, LLC

                                          By:  /s/ Perry D. Moore
                                               ------------------
                                          Name:  Perry D. Moore
                                          Title: Senior Vice President-Finance